Company Presentation – April 2017

Certain statements and assumptions in this presentation contain or are based upon “forward-looking” information and are being made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. These forward-looking statements are subject to risks and uncertainties. When we use the words “will likely result,” “may,” “anticipate,” “estimate,” “should,” “expect,” “be lieve,” “intend,” or similar expressions, we intend to identify forward-looking statements. Such forward-looking statements include, but are not limited to, our business and investment strategy, our understanding of our competition, current market trends and opportunities, and projected capital expenditures. Such statements are subject to numerous assumptions and uncertainties, many of which are outside of our control. These forward-looking statements are subject to known and unknown risks and uncertainties, which could cause actual results to differ materially from those anticipated, including, without limitation: general volatility of the capital markets, the general economy or the hospitality industry, whether the result of market events or otherwise; our ability to deploy capital and raise additional capital at reasonable costs to repay debts, invest in our properties and fund future acquisitions; unanticipated increases in financing and other costs, including a rise in interest rates; the degree and nature of our competition; actual and potential conflicts of interest with Ashford Hospitality Trust, Inc., Ashford Hospitality Advisors, LLC (“Ashford LLC”), Ashford Inc., Remington Lodging & Hospitality, LLC, our executive officers and our non-independent directors; our ability to implement and execute on planned initiatives announced in connection with the conclusion of our independent directors’ strategic review process; changes in personnel of Ashford LLC or the lack of availability of qualified personnel; changes in governmental regulations, accounting rules, tax rates and similar matters; legislative and regulatory changes, including changes to the Internal Revenue Code and related rules, regulations and interpretations governing the taxation of real estate investment trusts (“REITs”); and limitat ions imposed on our business and our ability to satisfy complex rules in order for us to qualify as a REIT for U.S. federal income tax purposes. These and other risk factors are more fully discussed in the section entitled “Risk Factors” in our Annual Report on Form 10-K, and from time to time, in our other filings with the Securities and Exchange Commission (“SEC”). The forward-looking statements included in this presentation are only made as of the date of this presentation. Investors should not place undue reliance on these forward-looking statements. We are not obligated to publicly update or revise any forward-looking statements, whether as a result of new information, future events or circumstances, changes in expectations or otherwise. EBITDA is defined as net income before interest, taxes, depreciation and amortization. EBITDA yield is defined as trailing twelve month EBITDA divided by the purchase price. A capitalization rate is determined by dividing the property's net operating income by the purchase price. Net operating income is the property's funds from operations minus a capital expense reserve of either 4% or 5% of gross revenues. Hotel EBITDA flow-through is the change in Hotel EBITDA divided by the change in total revenues. EBITDA, FFO, AFFO, CAD and other terms are non-GAAP measures, reconciliations of which have been provided in prior earnings releases and filings with the SEC. This overview is for informational purposes only and is not an offer to sell, or a solicitation of an offer to buy or sell, any securities of Ashford Prime or any of its respective affiliates, and may not be relied upon in connection with the purchase or sale of any such security. 2 Certain Disclosures

Strategic Overview 3 Bardessono Hotel & Spa Yountville, CA Pier House Resort Key West, FL The Ritz-Carlton St. Thomas St. Thomas, USVI Focused strategy of investing in luxury hotels and resorts Targets conservative leverage of Net Debt / Gross Assets of 45% with non-recourse property debt Grow organically through strong revenue and cost control initiatives Grow externally through accretive acquisitions of high quality assets Highly-aligned management team and advisory structure

Recent Developments 4 Q4 2016 Earnings Release: • Q4 RevPAR growth for all hotels not under renovation of 3.6% • Q4 AFFO per share growth of 70% • Q4 Adjusted EBITDA growth of 31% • Q4 Hotel EBITDA margin for all hotels not under renovation increased 50 bps  In March 2017, completed common equity and convertible preferred equity raise for approximately $105 million in net proceeds  In March 2017, announced the planned acquisition of the 80-room Hotel Yountville for $96.5 million ($1,200,000 per key)  In March 2017, announced the planned acquisition of the 190-room Park Hyatt Beaver Creek for $145.5 million ($766,000 per key)

Focus on Luxury 5  The luxury hotel segment exhibits greater long term RevPAR growth trend than the other chain scale segments  The Upper Upscale segment represents the second greatest long term RevPAR growth trend Source: STR

$140.20 $148.64 $171.35 $186.76 $207.30 $0.00 $50.00 $100.00 $150.00 $200.00 $250.00 2012 2013 2014 2015 2016 6 Successfully Increasing Portfolio RevPAR... ACCRETIVE GROWTH OF HOTEL PORTFOLIO  The luxury hotel segment exhibits greater long term RevPAR growth rates than the other chain scale segments  Acquired the Ritz-Carlton St. Thomas, Bardessono Hotel & Spa, Sofitel Chicago Magnificent Mile, & Pier House Resort since spin-off  Increased portfolio RevPAR since spin-off by 48% to $207 as of TTM December 2016

7 Increased quarterly common dividend per share by 220% since spin-off Disciplined Capital Strategies Weighted Average Interest Rate  Jun 2015: Raised $72mm in convertible preferred offering at $18.90 conversion price  Jan 2017: Refinanced $365mm of debt extending debt maturity and lowering interest cost  Mar 2017: Raised $105mm of common and convertible preferred equity to finance $250mm of accretive acquisitions ...While Delivering Strong Financial Results $0.05 $0.10 $0.12 $0.16 $0.00 $0.05 $0.10 $0.15 $0.20 2013 Q2 15 2016 2017 5.3% 5.0% 4.7% 4.8% 3.6% 2.5% 3.0% 3.5% 4.0% 4.5% 5.0% 5.5% 2013 2014 2015 2016 2017 (1) Adjusted for the $365 million refinance of three loan pools in January 2017 1 Attractive AFFO Growth 15% 70% 0.0% 10.0% 20.0% 30.0% 40.0% 50.0% 60.0% 70.0% 80.0% FY2016 Q4 16

14.7% 6.2% 5.7% 3.4% 3.3% 3.3% 2.5% 2.5% 1.9% 1.8% 1.3% 1.1% 0.8% 0.4% 0.3% 0.00% 2.00% 4.00% 6.00% 8.00% 10.00% 12.00% 14.00% 16.00% AHP APLE HT RLJ CLDT FCH CHSP REIT Avg INN HST PEB DRH SHO LHO XHR 8 HIGHLY ALIGNED MANAGEMENT TEAM  Insider ownership of 14.7%, 5.9x higher than hotel REIT industry average  Management has significant personal wealth invested in the Company  Incentive fee based on AHP total return outperformance vs. its peers Insider Equity Ownership Highly-aligned management team with among highest insider equity ownership of publicly-traded Hotel REITs Public Lodging REITs include: APLE, HT, RLJ, CLDT, FCH, CHSP, INN, HST, PEB, DRH, SHO, LHO, XHR Source: Company filings * Insider equity ownership for Ashford Prime includes direct & indirect interests and interests of related parties AHP’s Management Team Is Highly Aligned

Benefits of the Ashford Structure 9 Components • Highly transparent advisory agreement • Base Fee based on enterprise value (tied to share performance) rather than book value with Incentive Fee based on total shareholder returns • AHP shareholders participate in upside of manager through 9.7% direct ownership of AINC • Majority independent board – 10- member Board with 8 independent directors Benefits • Increased scale through Ashford’s broad platform of managed assets  Stronger hotel brand relationships and greater negotiating power  Platforms provide capital markets and asset transaction market benefits  Ability to achieve cost synergies through best-in-class asset management as a result of affiliation with larger platform • Ability to leverage key money investments through unique relationship with Ashford Inc. • Total G&A costs, inclusive of Advisory Fees, are lower than our peers

High-Quality Hotels in Leading Urban & Resort Markets 10 Ashford Prime Hotels Marriott Seattle Seattle, WA Hilton Torrey Pines La Jolla, CA Bardessono Hotel & Spa Yountville, CA Pier House Resort Key West, FL Renaissance Tampa Tampa, FL Sofitel Chicago Magnificent Mile Chicago, IL Capital Hilton Washington D.C. Courtyard San Francisco San Francisco, CA Renaissance Tampa Tampa, FL Courtyard Philadelphia Philadelphia, PA Capital Hilton Washington D.C. Marriott Plano Legacy Plano, TX The Ritz-Carlton St. Thomas St. Thomas, USVI Planned Acquisition Hotel Yountville Yountville, CA Park Hyatt Beaver Creek Beaver Creek, CO

Portfolio Overview

Core Portfolio Quality Unparalleled in the Public Lodging REIT Sector

Core	Location	Number of Rooms	TTM ADR[1]	TTM Occ. [1]	TTM RevPAR[1]	TTM Hotel EBITDA[1]	% of Total
Capital Hilton	Washington D.C.	550	$231	89%	$204	$17,422	14.4%
Hilton Torrey Pines	La Jolla, CA	394	$195	84%	$163	$12,922	10.7%
Sofitel Chicago Magnificent Mile	Chicago, IL	415	$216	82%	$178	$8,400	6.9%
Pier House	Key West, FL	142	$411	88%	$361	$10,229	8.4%
Bardessono	Napa Valley, CA	62	$734	84%	$619	$5,030	4.2%
Ritz-Carlton St. Thomas	St. Thomas, USVI	180	$538	78%	$422	$8,813	7.3%
Marriott Seattle Waterfront	Seattle, WA	358	$264	83%	$219	$15,115	12.5%
Total		**2,101**	**$279**	**84%**	**$235**	**$77,930**	**64.4%**
Non-Core							
Courtyard Philadelphia Downtown	Philadelphia, PA	499	$182	82%	$149	$12,558	10.4%
Courtyard San Francisco Downtown	San Francisco, CA	405	$273	90%	$245	$12,790	10.6%
Marriott Plano Legacy	Dallas, TX	404	$191	71%	$135	$11,021	9.1%
Renaissance Tampa	Tampa, FL	293	$188	81%	$153	$6,776	5.6%
Total		**1,601**	**$211**	**81%**	**$170**	**$43,145**	**35.6%**
Total Portfolio		**3,702**	**$250**	**83%**	**$207**	**$121,075**	**100.0%**

- Overall Portfolio TTM ADR and RevPAR of $250 and $207, respectively
- Geographically diversified portfolio located in strong markets
- Opportunistic pruning of non-core assets will further enhance portfolio positioning

ASHFORD HOSPITALITY PRIME

(1) As of December 31, 2016
Note: Hotel EBITDA in thousands
Excludes recently acquired Park Hyatt Beaver Creek

11

Capital Structure and Net Working Capital  Conservative leverage in line with platform strategy  Targeted Net Debt / Gross Assets of 45%  All debt is non-recourse, property level mortgage debt  Targeted excess cash balance of 10% to 15% of gross debt  Maintain excess cash balance for both opportunistic acquisitions and hedge against economic uncertainty 12 (1) As of December 31, 2016 (2) Adjusted for March 2017 common equity and convertible preferred equity raise (3) Adjusted for the $365 million refinance of three loan pools in January 2017 (4) At market value as of March 22, 2017 Total Enterprise Value(1) Net Working Capital(1) Figures in millions except per share values Stock Price (As of March 22, 2017) $10.59 Fully Diluted Shares Outstanding (2) 36.7 Equity Value $388.8 Plus: Convertible Preferred Equity (2) 121.6 Plus: Debt(3) 741.6 Total Market Capitalization $1,252.0 Less: Net Working Capital (2) (250.1) Total Enterprise Value $1,001.9 Cash & Cash Equivalents (2) $226.7 Restricted Cash 36.0 Accounts Receivable, net 17.0 Prepaid Expenses 3.5 Due from Affiliates, net (4.4) Due from Third-Party Hotel Managers, net 6.8 Investment in Ashford Inc. (4) 11.7 Total Current Assets $297.2 Accounts Payable, net & Accrued Expenses $42.1 Dividends Payable 5.0 Total Current Liabilities $47.1 Net Working Capital $250.1

$80.0 $152.0 $192.8 $365.0 0 50 100 150 200 250 300 350 400 2017 2018 2019 2020 2021 Thereafter Debt Maturities and Leverage  Next hard debt maturity in 2019  Laddered debt maturities  Exclusive use of property-level, non-recourse debt 13 As of December 31, 2016 (1) Assumes extension options are exercised (2) Adjusted for $365 million refinance of three loan pools Debt Maturity Schedule (mm) (1) (2)

Asset Management Expertise – Bardessono 14  Acquired in July 2015  62 keys, 1,350 sq. ft. of meeting space  Located in Yountville, CA the “Culinary Capital of Napa Valley”  High barrier to entry market  2016 RevPAR of $619 Hotel Overview  Received $2 million of Key Money from Ashford Inc.  Adding 3 luxury villas to attract ultra- luxury guests  Implemented Remington cost control and revenue initiatives  For 2016 (1st full year of ownership): RevPAR up 9.7%, EBITDA Margin up 518 bps, & EBITDA flow-through of 242% Investment Highlights Bardessono – Yountville, CA Bardessono – Yountville, CA

Asset Management Expertise – Ritz St. Thomas 15 The Ritz-Carlton St. Thomas  Acquired in December 2015  180 keys, 10,000 sq. ft. of meeting space  Acquisition completed at favorable metrics of 7.2x TTM EBITDA and 10% TTM NOI cap rate  Located in St. Thomas in the U.S. Virgin Islands with high barriers to entry  30 oceanfront acres along Great Bay  Recognized in the 2015 U.S. News & World Report's Best Hotel Rankings Hotel Overview  Prior to acquisition, extensive $22 million renovation of guest rooms and public space was completed  Completed pool renovation  Extended Economic Development Council tax benefits  Gained 450 bps in market share versus its competitors and EBITDA flow-through of 83% for 2016 (1st full year of ownership) with no change in property manager Investment Highlights Great Bay View The Ritz-Carlton St. Thomas

Asset Management Expertise – Pier House 16  Asset management performance significantly exceeded underwriting  Eliminated $1.5mm in expenses through cost cutting initiatives:  Right-sized staffing level  Implemented improved housekeeping practices  Identified additional F&B efficiencies  Realized synergies with other Remington- managed Key West assets  Saved $385,000 in insurance expense by adding to Ashford program  Realized approximately $350,000 in annualized incremental parking revenue Implemented Strategies Pier House Resort – Key West, FL Jun-May 2013 Pre-Takeover Jun-May 2014 Post-Takeover Increase (%, BPs) RevPAR $283.94 $323.66 14.0% Total Revenue* $19,196 $21,284 10.9% RPI 97.7% 101.7% 4.09% EBITDA* $6,031 $8,312 37.8% EBITDA Flow 109.2% *$ in Thousands (1) As of December 31, 2016  Original going-in cap rate of 6.2% in May 2013 and current cap rate of 10.3%(1)

Compelling Growth Opportunity – Park Hyatt Beaver Creek 17  Recently acquired for $145.5 million ($766,000 / key)  190 keys, 20,000 sq. ft. of meeting space  Purchase price represents a 6.0% TTM NOI cap rate; 14.8x TTM EBITDA multiple*  Purchase price represents a 6.4% FWD NOI cap rate; 14.0x FWD EBITDA multiple  Located in Beaver Creek, CO overlooking Beaver Creek Mountain  Ski-in / ski-out access  AAA Four Diamond Resort  TTM RevPAR of $271* Hotel Overview  18,000sf of retail lease space provides stable income  Opportunity to improve flow-through with Ashford asset management  Opportunity to improve operations during shoulder seasons  Potential to improve luxury product offering through renovation of public space and guestroom bathrooms  Lower insurance costs Opportunities Park Hyatt Beaver Creek Lobby *As of January 31, 2017

Compelling Growth Opportunity – Hotel Yountville 18  Pending acquisition for $96.5 million ($1.2 mn / key)  80 keys, 4,392 sq. ft. of meeting space  Purchase price represents a 6.2% TTM NOI cap rate; 14.6x TTM EBITDA multiple*  Located in Yountville, CA in Napa Valley  Over 450 wineries nearby as well as boutique shopping, golf courses, and award winning restaurants  TTM RevPAR of $469* Hotel Overview  Significant ADR upside relative to competitors  Second highest RevPAR asset in Ashford Prime portfolio  Implementation of Remington revenue and cost savings initiatives  Significant synergies with Bardessono Hotel & Spa including shared services for general manager, front office manager, sales, HR, etc. Opportunities Hotel Yountville *As of December 31, 2016

Recent Corporate Governance Enhancements 19  Adoption of a majority voting standard for uncontested director elections and a plurality voting standard in contested director elections  Separate the roles of Chairman and CEO  Prohibit share recycling with respect to share forfeitures, stock options and stock appreciation rights under the Company’s stock plan by executives and directors  Implementation of a mandatory equity award retention period for executives and directors  Adoption of a proxy access resolution which would enable a shareholder, or a group of not more than 20 shareholders, who have continuously owned 3% or more of the Company’s common stock for a minimum of 3 years to include nominees in its proxy materials for the greater of two or 20% of the Board  Addition of independent directors to the Board bringing the total number of directors to ten and the total number of independent directors to eight  Investor feedback shared with Board at quarterly board meetings Enhancement Completed       

Fourth Amendment to Advisory Agreement 20  Removal of the tax gross-up provision and the 1.1 times multiple from the calculation of the termination fee  The revenues and allocated expenses of Ashford Inc. used to calculate the termination fee will be publicly disclosed on a quarterly basis  The termination provisions of the advisory agreement have been amended and, specifically, a change in a majority of the Company’s incumbent directors no longer triggers a termination fee  The advisor's right under the existing advisory agreement to appoint a “Designated Chief Executive Officer” has been eliminated. The role of the recently appointed CEO of Ashford Prime, Richard Stockton, is not impacted by the removal of this provision, and he will continue to serve as CEO in the same capacity as he has since his appointment on November 14, 2016  In addition to the termination fee, a payment of $45 million would be owed to Ashford Inc. in the event the amended agreement is terminated prior to any incremental growth in the hotel portfolio. This amount will reduce ratably to zero over time based on incremental asset growth  At the effective date of the amended agreement, the Company will pay Ashford Inc. $5.0 million in cash Announced January 2017 SUBJECT TO SHAREHOLDER APPROVAL

Board of Directors Diversity Matrix Professional Experience Geography Independence Real Estate / Hospitality C-Suite Executive Entrepreneurship Legal Public Office Southwest West Coast Northeast Southeast Independent Monty J. Bennett     Curtis B. McWilliams     Douglas A. Kessler    Matthew D. Rinaldi     Stefani D. Carter      W. Michael Murphy      Andrew L. Strong      Kenneth H. Fearn      Daniel B. Silvers      Lawrence A. Cunningham      21

Board of Directors Diversity Matrix (cont.) Gender Age Ethnicity Male Female 25-40 41-55 56-75 White / Caucasian African American Monty J. Bennett    Curtis B. McWilliams    Douglas A. Kessler    Matthew D. Rinaldi    Stefani D. Carter    W. Michael Murphy    Andrew L. Strong    Kenneth H. Fearn    Daniel B. Silvers    Lawrence A. Cunningham    22

Key Takeaways 23 High quality portfolio with focused strategy of investing in luxury hotels and resorts Announced recent corporate governance enhancements, appointment of new independent director, and appointment of new CEO Q4 RevPAR growth for all hotels not under renovation of 3.6%; Q4 AFFO per share growth of 70%; Q4 Adjusted EBITDA growth of 31% Highly aligned management team Announced strategy refinements and amended advisory agreement with Ashford Inc. Announced planned acquisitions of two luxury resorts

Company Presentation – April 2017